AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2001
                                            REGISTRATION STATEMENT NO. 333-83885
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                 POST EFFECTIVE
                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                               VCAMPUS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                   8299                                54-1290319
(State or other jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer Identification No.)
 incorporation or organization)      Classification Code Number)

                      1850 CENTENNIAL PARK DRIVE, SUITE 200
                             RESTON, VIRGINIA 20191
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                        REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 ---------------

                                 DANIEL J. NEAL
                             CHIEF EXECUTIVE OFFICER
                               VCAMPUS CORPORATION
                      1850 CENTENNIAL PARK DRIVE, SUITE 200
                             RESTON, VIRGINIA 20191
                                 (703) 893-7800
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                 ---------------

                                   Copies to:

                              KEVIN A. PRAKKE, ESQ.
                        WYRICK ROBBINS YATES & PONTON LLP
                        4101 LAKE BOONE TRAIL, SUITE 300
                          RALEIGH, NORTH CAROLINA 27607
                                 (919) 781-4000
                               FAX (919) 781-4865

                                 ---------------

                          DEREGISTRATION OF SECURITIES

    THE REGISTRANT FILES THIS POST-EFFECTIVE AMENDMENT NO. 2 TO THIS REGISTRATION STATEMENT SOLELY FOR THE PURPOSE OF REMOVING FROM REGISTRATION THE 3,134,466 SHARES OF COMMON STOCK THAT REMAIN UNSOLD AT THE TERMINATION OF THE OFFERING MADE HEREUNDER.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this post-effective amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reston, State of Virginia, on this 26th day of February 2001.

                                        VCAMPUS CORPORATION


                                        /s/ DANIEL J. NEAL
                                        ----------------------------------------
                                        DANIEL J. NEAL, CHIEF EXECUTIVE OFFICER


                                 ---------------

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                                  CAPACITY                   DATE
-----------------------------                      --------               ----------------

/s/ NARASIMHAN P. KANNAN*                     Chairman of the Board       February 26, 2001
-------------------------                         of Directors
    NARASIMHAN P. KANNAN


/s/ DANIEL J. NEAL                           Chief Executive Officer      February 26, 2001
-----------------------------             (Principal Executive Officer)
    DANIEL J. NEAL

/s/ MICHAEL A. SCHWIEN                         Chief Financial Officer    February 26, 2001
-----------------------------                   (Principal Financial
    MICHAEL A. SCHWIEN                         and Accounting Officer)


/s/ EDSON D. DECASTRO*                                Director            February 26, 2001
-----------------------------
    EDSON D. DECASTRO

/s/ BARRY K. FINGERHUT*                               Director            February 26, 2001
-----------------------------
    BARRY K. FINGERHUT


/s/ WILLIAM E. KIMBERLY*                              Director            February 26, 2001
-----------------------------
    WILLIAM E. KIMBERLY

/s/ JOHN D. SEARS*                                    Director            February 26, 2001
-----------------------------
    JOHN D. SEARS

/s/ ASHOK TRIVEDI                                     Director            February 26, 2001
-----------------------------
    ASHOK TRIVEDI

                                                      Director            February 26, 2001
-----------------------------
    MARTIN E. MALESKA


*By:  /s/ MICHAEL A. SCHWIEN
-----------------------------
         MICHAEL A. SCHWIEN
          ATTORNEY-IN-FACT